Exhibit 3.42

State of California

Secretary of State

LIMITED LIABILITY COMPANY

ARTICLES OF ORGANIZATION

File # 200610910135

This Space For Filing Use Only

A $70.00 filing fee must accompany this form.

IMPORTANT - Read instructions before completing this form.

ENTITY NAME (End the name with the words “Limited Liability Company,” “Ltd. Liability Co.,” or the abbreviations “LLC” or “L.L.C.”)

1. NAME OF LIMITED LIABILITY COMPANY

Duxford Insurance, LLC

PURPOSE (The following statement is required by statute and may not be altered.)

2. THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and both Items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave Item 4 blank).

3. NAME OF INITIAL AGENT FOR SERVICE OF PROCESS

Mark Carver

4. IF AN INDIVIDUAL, ADDRESS OF INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA

CITY

STATE

ZIP CODE

36 Executive Park, Suite 200

Irvine

CA

92614

MANAGEMENT (Check only one)

5. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY:

ONE MANAGER

MORE THAN ONE MANAGER

ALL LIMITED LIABILITY COMPANY MEMBER(S)

ADDITIONAL INFORMATION

6. ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE.

EXECUTION

7. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

April 7, 2006

SIGNATURE OF ORGANIZER

DATE

Mark Carver

TYPE OR PRINT NAME OF ORGANIZER

RETURN TO (Enter the name and the address of the person or firm to whom a copy of the filed document should be returned.)

8. NAME

[Mark Carver]

FIRM

Duxford Financial, Inc.

ADDRESS

36 Executive Park, Suite 200

CITY/STATE/ZIP

[Irvine, California 92614]

LLC-1 (REV 03/2005)

APPROVED BY SECRETARY OF STATE

State of California

Secretary of State

LIMITED LIABILITY COMPANY

CERTIFICATE OF AMENDMENT

A $30.00 filing fee must accompany this form.

IMPORTANT - Read instructions before completing this form.

This Space For Filing Use Only

1. SECRETARY OF STATE FILE NUMBER

2. NAME OF LIMITED LIABILITY COMPANY

200610910135

Duxford Insurance LLC

3. COMPLETE ONLY THE SECTIONS WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED IF NECESSARY.

A. LIMITED LIABILITY COMPANY NAME (END THE NAME WITH THE WORDS “LIMITED LIABILITY COMPANY,” “LTD LIABILITY CO” OR THE ABBREVIATIONS “LLC” OR “L.L.C.”)

Duxford Insurance Services LLC

B. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY (CHECK ONE):

ONE MANAGER

MORE THAN ONE MANAGER

ALL LIMITED LIABILITY COMPANY MEMBER(S)

C. AMENDMENT TO TEXT OF THE ARTICLES OF ORGANIZATION:

D. OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE. OTHER MATTERS MAY INCLUDE A CHANGE IN THE LATEST DATE ON WHICH THE LIMITED LIABILITY COMPANY IS TO DISSOLVE OR ANY CHANGE IN THE EVENTS THAT WILL CAUSE THE DISSOLUTION.

4. FUTURE EFFECTIVE DATE, IF ANY:

MONTH

DAY

YEAR

5. NUMBER OF PAGES ATTACHED, IF ANY:

6. IT IS HEREBY DECLARED THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

November 17, 2006

SIGNATURE OF AUTHORIZED PERSON

DATE

Mark Carver, President

TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

7. RETURN TO:

[]

NAME

Donald Snider

FIRM

Duxford Insurance Services LLC

ADDRESS

36 Executive Park, Ste 200

CITY/STATE

Irvine CA 92614

ZIP CODE

[]

92614

SEC/STATE FORM LLC-2 (Rev 03/2005) - FILING FEE $30 00

APPROVED BY SECRETARY OF STATE